Exhibit 10.2

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

Nashua, New Hampshire
$10,000,000.00 U.S.	September 19, 2011

FOR VALUE RECEIVED, the undersigned, MICRONETICS, INC., a Delaware corporation with an executive office at 26 Hampshire Drive, Hudson, New Hampshire 03051 (the “Borrower”), hereby promises to pay to the order of RBS CITIZENS NATIONAL ASSOCIATION, a national banking association and successor by merger to Citizens Bank New Hampshire, with a place of business at 875 Elm Street, Manchester, New Hampshire 03101 (the “Bank”), at such office, or such other place or places as the holder hereof may designate in writing from time to time hereafter, in lawful currency of the United States of America and in immediately available funds, the principal sum of up to TEN MILLION and 00/100 DOLLARS ($10,000,000.00), or so much thereof as may be advanced or readvanced by the Bank to the Borrower from time to time hereafter (such amounts defined as the “Debit Balance” below), pursuant and subject to the terms, conditions, and limitations of this Note and the Commercial Loan Agreement dated of even date among the Borrower, the Guarantors, and the Bank, as the same may be amended and/or restated from time to time hereafter (the “Loan Agreement”), together with interest thereon, all as provided in the Loan Agreement and herein below. All payments shall be made without counterclaim or setoff, and free and clear of, and without any deduction or withholding for, any taxes or other payments.

The Borrower’s “Debit Balance” (sometimes hereinafter referred to as the “Loan”) shall mean the debit balance in an account on the books of the Bank, maintained in the form of a ledger card, computer records or otherwise in accordance with the Bank’s customary practice and appropriate accounting procedures wherein there shall be recorded the date and the principal amount of each advance and readvance made by the Bank to the Borrower hereunder, each principal payment made by the Borrower to the Bank hereunder, and all other appropriate debits and credits. The Bank shall render to the Borrower a statement of account with respect thereto on a monthly basis. The statement shall be considered correct and accepted by the Borrower, unless Borrower notifies the Bank to the contrary within thirty (30) days after the date of mailing.

The holder of this Note is entitled to all of the benefits and rights, and is subject to all of the obligations, of the Bank under the Loan Agreement. However, neither this reference to the Loan Agreement nor any provision thereof shall impair the absolute and unconditional obligation of the Borrower to pay the principal and interest of this Note as herein provided. Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. This Note is identified in the Loan Agreement as the “Revolving Credit Note”.

This Note evidences the Borrower’s continuing obligation to pay the Debit Balance (identified as the “Revolving Line of Credit Loan” in the Loan Agreement), plus interest and any other applicable charges as determined from time to time, and Borrower acknowledges that it shall continue to be so obligated despite the occurrence of intervals when the Borrower has paid the Debit Balance down to zero.

The Debit Balance shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest hereon shall accrue and be paid until such Debit Balance is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. The entire principal balance evidenced by this Note, together with all accrued and unpaid interest hereon and other charges related hereto, shall be due and payable on the Revolver Expiration Date.

Upon and after the occurrence of any Event of Default, this Revolving Credit Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable in full.

Time is of the essence under this Revolving Credit Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

The payment and performance of the obligations contained herein and in the other Loan Documents are secured by a security interest in all of Borrower’s and Guarantors’ assets and property interests granted to the Bank pursuant to the Security Agreement and other Loan Documents.

Borrower hereby grants to Bank, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Citizens Financial Group and its successors and assigns or in transit to any of them. At any time after the occurrence of a Default (subject to any applicable cure period) or Event of Default, without demand or notice (any such notice being expressly waived by Borrower), Bank may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWLINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

No delay or omission on the part of the holder in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy. No waiver of any right, privilege or remedy or any amendment to this Note shall be effective unless made in writing and signed by the holder. Under no circumstances shall an effective waiver of any right, privilege or remedy on any one occasion constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion.

The acceptance by the holder hereof of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the holder hereof under this Note.

All rights and remedies of the holder, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently.

This Note and the provisions hereof shall be binding upon the Borrower and the Borrower’s successors, legal representatives and assigns and shall inure to the benefit of the Bank and the Bank’s successors, legal representatives and assigns.

The word “holder” as used herein shall mean the payee or endorsee of this Note who is in possession of it, or the bearer, if this Note is at the time payable to the bearer.

Upon receipt of an affidavit of an officer of Bank as to the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note, Borrower will issue in lieu hereof, a replacement note in the same principal amount hereof and otherwise of like tenor.

This Note may not be amended, changed or modified in any respect except by a written document which has been executed by each party. This Note constitutes a New Hampshire contract to be governed by the laws of such state and to be paid and performed therein.

BORROWER AND BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

This Note is executed and delivered in replacement of, but not in novation or discharge of, the Borrower’s amended and restated revolving credit promissory note dated August 13, 2010 payable to the order of the Bank in the original principal amount of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) (as amended, restated, supplemented or otherwise modified, the “Prior Note”). The indebtedness originally evidenced by the Prior Note is a continuing indebtedness now evidenced by this Note, and secured by all of the collateral securing the Prior Note. Nothing herein contained shall be construed to deem such Prior Note paid, or to release or terminate any lien, mortgage or security interest given to secure such Prior Note.

Executed and delivered the day and year first above written.

BORROWER:

MICRONETICS, INC.

	By:	/s/ David Robbins
Witness		David Robbins
Chief Executive Officer